INVESTOR PRESENTATION June 2020

FORWARD-LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operations uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use Of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. Investor Presentation 2

COMPANY OVERVIEW & HIGHLIGHTS Investor Presentation

KEY MESSAGES 01 02 03 04 05 Market leader in Leadership team Flexible, high Disciplined cost Strong balance our primary with deep industry variable cost management sheet with no market sectors; experience and business model to balanced with near-term debt uniquely proven track drive operational strategic growth maturities, ample positioned for record of efficiency and investment liquidity and an near- and long- successfully navigate through opportunities enhanced capital term shift toward navigating all economic structure outdoor activities economic cycles conditions Focused on Creating Long-term Shareholder Value Investor Presentation 4

PATRICK INDUSTRIES AT A GLANCE (NASDAQ: PATK)

Key Component Manufacturer and Supplier to RV, Marine, Manufactured Housing and Industrial Markets

KEY FACTS

Founded	1959
Headquartered	Elkhart, Indiana
Market-cap*	$1.2B
Facilities	~170
Current States Presence	23
Employees	~7,000

Q1'20 LTM RESULTS

Revenue	$2.3B
Net Income	$90MM
Operating Cash Flows	$178MM

*Market-cap as of 6/01/2020

SUSTAINABLE COMPETITIVE ADVANTAGES

- Experienced management team with an average of 20+ years of industry experience
- Leading market position in all product categories
- Deep customer relationships with 30+ years for top customers, including key design partners
- Stable Free Cash Flow (FCF) generation
- Favorable demographic trends supporting growth across multiple end markets
- Diversified end market exposure with favorable secular trends

LEADING AND DIVERSIFIED MARKET PLATFORM

Leisure & Lifestyle		Housing & Industrial	
RV	Marine	MH	Industrial
Travel Trailer, Fifth Wheel, Folding Trailer, Class A, B, C	Pontoon, Fiberglass, Ski & Wake, Aluminum	Manufactured and Modular Housing, Modular Structure	Resid. Housing, *Comm'l Fixtures*, Institutional Furniture

Manufacture and Distribute Quality Products that Exceed Customer Expectations

Investor Presentation

5

PATRICK INDUSTRIES, INC.

SUCCESSFULLY TRANSFORMED OUR BUSINESS

Transformed through acquisitions into a scaled and diversified value-added player across multiple end markets, positioning the Company to perform well through the cycle

	2007	2019
Revenue	$370MM	$2,337MM
Gross Margin	11.9%	18.1%
Adj. EBITDA / % of Revenue	$6MM / 2%	$250MM / 11%
Free Cash Flow	$20MM	$165MM
Revenue by Segment	 25% 39% 36% RV MH Industrial	 12% 19% 55% 14% RV Marine MH Industrial
Company Summary	✓ Small-scale ✓ Geographically centralized in Midwest ✓ Serving RV & MH markets ✓ Weak cash flows ✓ Limited liquidity ✓ Restrictive capital structure	✓ Highly-scaled ✓ Geographically diversified throughout U.S. ✓ Serving RV, Marine, MH and adjacent industrial markets ✓ Strong cash flows ✓ Ample liquidity ✓ Enhanced capital structure
Key Capabilities & Product Portfolio	Commodity-based, lower margin product lines ✓ Laminated decorative wall and ceiling panels ✓ Wrapped mouldings, stiles and battens ✓ Hardwood doors ✓ Slotwall and components, drawer sides ✓ Aluminum extrusions	Value-added, higher margin products, plus legacy product lines ✓ Plastics / thermoforming ✓ Furniture and sourcing / specialty bath, shower and closet systems ✓ Solid surface / granite / quartz countertops and fabrication ✓ Metal fabrication / fuel tanks ✓ Fiberglass component products / tooling / hulls / engineering and design ✓ Warehousing / distribution / logistics / comprehensive design center ✓ Full and partial body paint / FRP and aluminum sidewalls ✓ Electrical / wiring solutions / harnesses / instrument panels / lighting ✓ Hardwoods / softwoods / cabinetry

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PATRICK INDUSTRIES, INC.

EXPERIENCED MANAGEMENT TEAM



Andy Nemeth
President & CEO
Joined: 1996



John Forbes
Interim CFO
2020; Patrick Board Member since 2011



Kip Ellis
EVP – Operations & COO
2016



Jeffrey Rodino
EVP – Sales & CSO
2009



Courtney Blosser
EVP – Human Resources & CHRO
2009

- Average management team industry experience of 20+ years, spanning multiple economic cycles
- Senior leadership team managed the Company through the last recession and have subsequently transformed the Company
- Given deep industry experience, management team has proactively identified additional levers to pull if economic conditions change

Investor Presentation

7

STRATEGIC END MARKET OVERVIEW Sales Composition ($MM) Lifestyle & Leisure Housing & Industrial RV Marine MH Industrial Net Sales (LTM as of 3/29/20) $1,265MM $316MM $443MM $294MM $2,337 $2,318 $2,263 Areas of Expertise 12% 13% Lamination/Custom Components ✔ ✔ ✔ 13% Hard/Softwoods Cabinetry ✔ ✔ ✔ 12% 19% 19% Thermoforming/ Plastics ✔ ✔ ✔ ✔ $1,636 Countertops & Fabrication ✔ ✔ ✔ 11% 12% 14% 14% Metal Fabrication / Fuel Tanks ✔ ✔ ✔ 13% Electrical Systems & Wire Harnesses ✔ ✔ ✔ ✔ 7% Electronics & Appliances ✔ ✔ ✔ ✔ Full Body Paint ✔ 63% Wiring ✔ ✔ ✔ 55% 54% 69% Marine Canvas & Towers ✔ Fiberglass ✔ ✔ ✔ ✔ Distribution & Design Center ✔ ✔ ✔ 2017 2018 2019 LTM Geographic Reach & 3/29/20 Industry Concentration RV Marine MH Industrial Portfolio of Products are Highly Leverageable Across Business Lines Investor Presentation 8

LEADING MARKET POSITION IN ALL PRODUCT CATEGORIES

Significant organic growth opportunities with current product categories in RV, Marine and MH markets; addressable industrial market is very large and fragmented, resulting in significant growth opportunities

Recreational Vehicle

Primary Market: ~$4.0B | ~39% Market Share

(Calculated on a TTM basis)



$1,617
$1,847
$2,063
$2,414
$3,131
$3,112
$8,000
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20
Total Potential

- 100% market share in our existing products would yield a total potential content/unit of $8,000
- 1% decline in TTM content per unit – Q1'20 vs. Q1'19 TTM

Marine

Primary Market: ~$1.9B | ~17% Market Share

(Powerboat Retail Unit – Calculated on a TTM Basis)



$24
$116
$218
$689
$1,484
$1,531
$9,000
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20
Total Potential

- 100% market share in our existing products would yield a total potential content/unit of $9,000
- 3% growth in TTM content per unit – Q1'20 vs. Q1'19 TTM

Manufactured Housing

Primary Market: ~$1.05B | ~41% Market Share

(Calculated on a TTM basis)



$1,718
$1,787
$2,015
$2,382
$3,415
$4,543
$11,000
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20
Total Potential

- 100% market share in our existing products would yield a total potential content/unit of $11,000
- 33% growth in TTM content per unit – Q1'20 vs. Q1'19 TTM

Industrial

N/A

Q1'20 Revenue - $78.6MM vs.
Q1'19 Revenue - $69.0MM

- 60% of Patrick's industrial sales are linked to the residential housing market
- Addressable market opportunities in residential (both single and multi-family), commercial high rise, big box retail, office furniture and hospitality / schools

Investor Presentation
9
PATRICK INDUSTRIES, INC.

CLEAR STRATEGIC PATH FORWARD FOR PROFITABLE GROWTH

Pursue Organic Growth

- Invest in internal growth via cross-selling, product line extensions driven by brands, deep industry relationships, and using comprehensive design and innovation center
- Devote capital to strategic infrastructure to drive efficiency and capacity
- Identify and realize synergistic cost saving initiatives to increase FCF

Execute Disciplined Acquisition Strategy

- Leverage fragmentation in our core markets and achieve meaningful growth at a competitive price
- Diversify our end market exposure
- Drive gross and operating margin expansion through value-add products and realization of input cost synergies

Focus on Geographic Expansion

- Leverage existing product capabilities, relationships, and expertise
- Increase collaboration with regional manufacturers to lower cost

Exercise a Prudent Financial Policy

- Use strong cash flow to reduce debt and reload growth capacity
- Long-term target leverage ratio of ~2.00x – 2.25x
- When below target leverage and ample FCF is available, return value to shareholders through share repurchases on an opportunistic basis

Investor Presentation

10

PATRICK INDUSTRIES, INC.

INCREASED FOCUS ON ESG RESPONSIBILITIES AND BEST PRACTICES Environmental o Established transportation / resource usage program to reduce costs, fuel consumption and emissions o Build leading safety culture with continuous improvement and training o Ongoing conservation efforts to reduce waste, recycle chemicals and increase energy efficiency Social o Assess product suppliers for environmental & social responsibility o Support numerous charitable organizations in local communities: ‒ Elkhart Community Foundation ‒ RV industry production associate skills training program ‒ Boys & Girls Clubs in Elkhart and neighboring towns o Recruit new college graduates for 3-year IMPACT Leadership Development Program Governance o Experienced and diverse board with an independent lead director; 78% independent members; 33% gender & ethnic diversity o Annual election of all directors o Single class voting structure o Code of Ethics and Business Conduct for all employees and directors Focused on ESG to Drive Long-term Shareholder Value Investor Presentation 11

COVID-19 RESPONSE AND UPDATE Investor Presentation

OUR STRATEGIC RESPONSE TO THE COVID-19 PANDEMIC COMPANY-WIDE ACTIONS Health Supporting Cost Containment Operational and Safety Our Communities and Financial Measures Efficiencies  Created COVID-19 Task Force  Donating PPE to hospitals,  Voluntary compensation  Suspended operations at and Business Unit Champions care centers and front-line reductions by the executive certain facilities over a five- to provide continued responders management team week period in alignment with awareness, training and customer demand education  Sponsoring meals for local  Voluntary reduced hospitals and frontline COVID- compensation for the Board of  Furloughed team members  Implemented social distancing, 19 workers Directors with benefits impacted by strict sanitation practices and suspended operations PPE measures  Temporary shifting of  Wage reductions for salaried manufacturing focus at certain team members across the  Consolidating certain facilities  Applied protocols in alignment facilities to produce plastic organization with like product lines with both CDC and state face shields, masks and guidelines isolation gowns  Freeze on all non-essential hiring  Encouraged work from home program as applicable  Fixed cost reduction of $35MM  Eliminated non-essential travel  Reduction of non-essential spending  Implemented “Return to Work” protocols  Suspended acquisition activities and paused share repurchases Investor Presentation 13

WELL POSITIONED FOR THE NEAR- AND LONG TERM

Great Recession

- Portfolio consisted of commodity-based product lines
- Low margin profile
- Little scale and diversification
- Geographically centralized in Midwest
- Weak cash flows
- Limited liquidity and restrictive capital structure
- High leverage heading into recession

Response to Recession

- Aggressive fixed cost reduction and consolidated certain operations
- Divestiture of non-core assets
- Streamlining of administrative and support activities
- Targeted margin accretive acquisitions – post recovery
- Market and geographic diversification
- Added liquidity and enhanced capital structure

Better Positioned Today

- Engineered, value-added, brand-centric product portfolio
- Higher margin profile
- Highly scaled / market & geographically diversified
- Highly variable (>80%) cost structure
- Flexible manufacturing process
- Asset light and not capital intensive
- Ample liquidity and enhanced capital structure
- Maintain disciplined financial policy

Operations & Short-term Outlook

- Rolled out "Return to Work" protocols for re-opening of all facilities by May 4, 2020
- Anticipate significant short-term disruption in all end markets in the second quarter, followed by sequential improvement through the back-half of 2020
- Leverage high-variable cost model and flexible manufacturing capabilities – shifting production to match demand throughout various plants and geographies as necessary
- Consolidate certain like-product based facilities as appropriate to maximize efficiencies, capacities and synergies

$35MM

Additional Cost Savings Identified

Eliminated annualized fixed overhead (effective Q2'20)
Consolidate certain like-product facilities

Investor Presentation

14

PATRICK INDUSTRIES, INC.

DOWNTURN PLAYBOOK FLEXIBLE COST CONTAINMENT ADDITIONAL BUSINESS MODEL ACTIONS TAKEN LEVERS AVAILABLE o High variable cost model  Voluntary wage reductions for o Fixed overhead reductions − >80% variable costs the executive management o Variable compensation team and Board of Directors' reductions o Flexible manufacturing process compensation o Consolidation of facilities − Ability to shift production  Wage reductions for salaried across like-product facilities team members across the o Sale-leasebacks (2.7MM sq. ft.) o Ability to moth-ball or ramp up organization o Staggered lease terms for facilities based on capacities and  Furlough of certain team leased facilities (6.9MM sq. ft.) demand members that were impacted o Divestiture of facilities and/or o Geographically diverse by the suspension of brands operations − Presence in 23 states o Aggressive inventory and  Freeze on all non-essential o Non-capital-intensive businesses working capital reductions hiring o o Flexible working capital Suspension of dividends  Prioritized critical maintenance capital expenditures  Aggressive reduction in inventories and working capital Investor Presentation 15

MARKET OUTLOOK – 2020

	Q1 Initial Impact	Q2 Significant Impact	Q3 Stabilization/Recovery	Q4 Recovery
RV 54% of Sales*	• Dealer inventory levels calibrated • OEM production curtailed at the end of March, but still shipped produced units to dealers	• April OEM shutdowns dramatically impacted production, followed by ramp-up in May • Pent-up demand driving strong retail traffic	• OEM production normalizes • Pent-up demand and long-term benefits from lifestyle and adaptation changes related to COVID-19 and social distancing • Dealer inventories still running lean	
Marine 14% of Sales*	• Dealer inventory correction predictably continued • COVID-19 disruption in late March dramatically impacted March retail	• Quicker resumption of OEM production as industry headed into prime selling season • Dealer inventories continue recalibrating	• OEM production normalizes • Pent-up demand and long-term benefits from lifestyle and adaption changes related to COVID-19 and social distancing • Expect dealer inventory levels to be recalibrated by the start of the new model year	
MH 19% of Sales*	• Q4 momentum continued into Q1 • Production curtailment in late March due to COVID-19	• Experienced a reduced, yet steady, pace of production in April for those identified as essential businesses	• Production normalizes • Long-term benefits from favorable demographics, low inventories, rising home prices, and low interest rates	
Industrial 13% of Sales*	• Robust growth in new housing starts continued into Q1 • Experienced modest impact in late March related to COVID-19	• Experienced a reduced, yet steady, pace of production in April for those identified as essential businesses	• Long-term benefits from favorable demographics, low inventories, rising home prices, and low interest rates • Increased demand from big box retail as homeowners look to remodel	

* Q1 '20 LTM

Investor Presentation

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PATRICK INDUSTRIES, INC.

FAVORABLE LONG-TERM DEMOGRAPHIC TRENDS Investor Presentation

STRONG, FAVORABLE DEMOGRAPHIC TRENDS ACROSS END MARKETS Lifestyle and Leisure Housing and Industrial o Participation in outdoor activities of U.S. population o U.S. adult population estimated to expand by 12MM has averaged 49% over the last five years between 2019 – 2024 o Improved consumer savings levels for discretionary o Gen Y (Millennials - age 18-39) is the largest group: spend items 98MM in 2019 (older Gen Y in peak home buying years) o Culture shift toward outdoor activities being embraced by all population segments and ethnicities o Growth in population of first-time home buyers and those looking to downsize o Shift in consumer behavior that aligns with social distancing guidelines, which are naturally embodied by o Record low housing inventory is driving up prices – the RV & boating lifestyles lack of high-quality, affordable homes o Continued low interest rate environment Sources: 2019 Outdoor Participation Report; RVIA; U.S. Census Bureau Investor Presentation 18

9 1 Specific Specific population is within familybuilding stages of lifecycle INCREASING InvestorPresentation Company, Euromonitor, Sources: RVIA & TheNews 36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 1990 Key Population Demographic Supports Future Market Upside PotentialUpside Market FutureSupports Demographic KeyPopulation 1991 1992 1993 portion of disposable income to discretionary purchases and high 1994 POPULATION 1995 1996 1997 1998 Articles 1999 2000 2001 USPopulation: Ages35 2002 WITHIN WEALTHFORMING DEMOGRAPHIC 2003 2004 2005 2006 2007 2008 19 2009 2010 2011 – settling settling into permanent 2012 – 2013 44 2014 (000s) 2015 2016 2017 2018 2019 - 2020 ticket items 2021 2022 housing 2023 2024 2025 and allocating a 2026 2027 2028 2029 2030

END MARKET TRENDS Investor Presentation

DIVERSE END MARKET WITH FAVORABLE SECULAR TRENDS RV End Market Overview o Despite further drawback, 2019 marked the fourth most historical units ever shipped o Shipments of wholesale units expected to decline ~21% in 2020 reflecting market disruption related to COVID-19 in 1H20 U.S. Wholesale Unit Shipments (000s) RV End Market Performance $3,170 $3,112 Historical Average: 340 units $2,965 $2,234 $1,789 $2,039 $1,434 $1,128 $1,287 $1,265 505 $670 $880 484 431 406 2015 2016 2017 2018 2019 LTM 374 3/29/20 353 357 321 323 End Market Revenue ($MM) Content Per Unit 286 252 237 242 Market Growth 166 17% 13% 12% 11% 15% 4% 5% (4%) (16%) (21%) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Shipment Units Average Industry Growth *2020E = Company Estimates Investor Presentation 21

DIVERSE END MARKET WITH FAVORABLE SECULAR TRENDS Marine End Market Overview o 1M boats are expected to be retired in the next 3 – 4 years due to increasing average age of boats in service (estimate 25 years) o $10.5B in retail sales of new powerboats in 2018 U.S. Retail Unit Shipments (000s) Marine End Market Performance $600 $1,578 $1,531 $2,000 $1,256 Historical Average: 185 units $500 $1,500 $400 $538 $328 $316 $1,000 267 $274 $300 $111 $179 $500 $200 $112 $0 $100 $21 $36 ($500) 218 210 $0 ($1,000) 203 208 199 2015 2016 2017 2018 2019 LTM 182 172 3/29/20 158 157 154 153 End Market Revenue ($MM) Content Per Unit 139 143 Market Growth (Retail) 9% 10% 7% 6% 3% 3% 5% 4% (4%) (24%) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Shipment Units Average Industry Growth *2020E = Company Estimates Investor Presentation 22

DIVERSE END MARKET WITH FAVORABLE SECULAR TRENDS Manufactured Housing End Market Overview o Demand for new construction o Pent up housing demand; improving credit combined with low inventory and affordability to drive continued growth o Shipments of wholesale units expected to decline ~17% in 2020 MH End Market Performance $4,616 $4,543 MH Wholesale Unit Shipments (000s) $600 $5,000 $4,500 $500 $2,849 $437 $443 $4,000 $2,289 $3,500 $400 $1,966 $275 Historical Average: 73 units $1,825 $3,000 $300 $159 $208 $2,500 $128 $2,000 $200 $1,500 $1,000 $100 $500 96 93 97 95 $0 $0 82 81 79 2015 2016 2017 2018 2019 LTM 71 60 64 3/29/20 50 50 52 55 End Market Revenue ($MM) Content Per Unit Market Growth 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 15% 14% 10% 10% 6% 7% 3% 4% (2%) (17%) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Industry Growth *2020E = Company Estimates Investor Presentation 23

DIVERSE END MARKET WITH FAVORABLE SECULAR TRENDS Industrial End Market Overview o Expanded portfolio of products, driven primarily through acquisitions, allows Patrick to capture more of forecasted growth o Due to our array of capabilities and diversified geographic presence, we can shift capacity to fill market needs o Consensus estimates for 2020 of 1.016M Seasonally Adjusted New Housing Starts (000s) Industrial End Market Performance $294 Historical Average: 981 units $280 $285 $188 $147 1,355 1,290 $101 1,203 1,250 1,112 1,174 1,003 1,016 906 925 781 2015 2016 2017 2018 2019 LTM 554 587 609 3/29/20 End Market Revenue ($MM) Market Growth 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 28% 18% 11% 8% 6% 4% 2% 4% 3% (21%) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Industry Growth *2020E = Company Estimates Investor Presentation 24

FINANCIAL OVERVIEW Growth Initiatives and Capital Allocation Strategy Investor Presentation

STRONG TRAJECTORY OF SALES AND EARNINGS GROWTH Sales Growth ($MM) Earnings Growth $200 $6.00 $2,263 $2,337 $2,318 +42% $180 $4.93 +3% $5.00 +38% $160 (22%) +43% $1,636 $140 $3.85 $3.86 $3.48 $120 $4.00 $120 +34% $1,222 +34% +40% $100 $90 $90 $3.00 $2.43 $86 +33% +42% (25%) $920 $80 $1.81 +54% $56 $2.00 +25% $60 $42 +32% $40 +38% $1.00 $20 $- $- 2015 2016 2017 2018 2019 LTM 2015 2016 2017 2018 2019 LTM 3/29/20 3/29/20 Net Income ($MM) Diluted EPS o Sales continued to grow and outpace their respective markets, albeit at a slower pace in 2019, driven by acquisitions, new products and line extensions, and market share gains, and were offset in part by lower sales volumes in our end markets o Net income and EPS in 2019 reflected the impact of headwinds associated with each of our primary markets and were offset by cost reduction and strategic initiatives Investor Presentation 26

Q1 2020 FINANCIAL HIGHLIGHTS COVID-19 IMPACT o Net sales of $589.2MM decreased 3.1% o Sales decline primarily attributable to lost production days and o Operating income of $39.3MM increased 9.6% business disruption in our end markets in late Q1 2020 Income o Operating margin expanded 80bps to 6.7% Statement o Earnings negatively impacted by o Net income of $21.2MM increased 1.6% lost production days o Diluted EPS of $0.91 increased 1.5% o Completed two strategic acquisitions adding $20MM in o Suspended acquisition activities expected annualized revenues o Returned $21.4MM to shareholders through share o Share buybacks paused Other repurchases and dividends Important o Aggressive management of cash Highlights o Available liquidity of over $500MM, including $94.5MM flows and working capital to of cash, with no major debt maturities until 2023 preserve liquidity Investor Presentation 27

TRACK RECORD OF STRONG CASH FLOW GENERATION Cash Flow from Free Cash Flow1 ($MM) Free Cash Flow per Share2 Operating Activities ($MM) $250 $8.00 $180 $166 $165 $7.08 350% $160 $152 $7.00 $6.81 $200 $6.54 $200 $192 300% $140 $178 $6.00 $120 250% $5.00 $150 $100 200% $82 $4.00 $3.57 $77 $97 $100 $80 $3.14 $100 150% $59 $3.00 $2.53 $67 $60 89% 86% 100% 77% 84% $2.00 $40 $50 64% 50% $1.00 $20 $- 0% $- $- CF from Op. Activities % Conversion % Conversion is operating cash flow as a % of EBITDA 1 FCF is calculated as operating cash flow less capex 2 FCF divided by weighted average diluted shares outstanding Strong FCF Generation Provides Flexibility Across Strategic and Financial Objectives Investor Presentation 28

STRONG BALANCE SHEET AND LIQUIDITY Strength of our cash flows, combined with our liquidity, provides us with the flexibility to navigate a variety of scenarios through these unprecedented times o $550MM Senior Secured Revolver NET LEVERAGE1 ($MM) Debt o $100MM Term Loan ($97.5M o/s at 3/29/20) Structure o $172.5MM 1% Convertible Senior Notes Total Debt Outstanding $703.8 o $300MM 7.5% Senior Notes Less: Cash on Hand (108.8) Net Debt $595.0 o Revolver borrowings – September 2024 o Term Loan – pre-determined quarterly installments; LTM Adj. EBITDA 256.2 Debt balance due at maturity Maturities o Convertible Senior Notes – February 2023 Net Debt to Adj. EBITDA 2.32x o Senior Notes – October 2027 LIQUIDITY ($MM) o Consolidated Net Leverage Ratio – maximum 4.00x vs. Total Revolver Credit Capacity $550.0 2.32x at 3/29/20 Covenants o Consolidated Fixed Charge Coverage ratio - minimum Less: Total Debt Outstanding (139.8) 1.50x vs. 6.53x at 3/29/20 (including outstanding Letters of Credit) Unused Credit Capacity 410.2 o Available liquidity, including cash on hand - $504.7M at Add: Cash on hand 94.5 Liquidity 3/29/20 Total Available Liquidity $504.7 1 As defined by credit agreement. Investor Presentation 29

DISCIPLINED CAPITAL ALLOCATION STRATEGY Our capital allocation strategy is centered around the utilization of strong cash flows, a balanced disciplined leverage position, and capital resources to grow and reinvest in the business model Historical Capital Allocation ($MM) Future Priorities Opportunistic Acquisitions $93 $171 $160 $274 $485 $93 $53 o Strategic criteria 3% 8% 4% 15% 13% 10% 6% 22% ‒ Strong management team 5% 29% ‒ Aligns with our primary end markets 7% 7% 30% ‒ Expanded/enhanced customer relationships ‒ Expand geographic reach 11% ‒ Expands product offerings and manufacturing/distribution capabilities 14% 92% o Financial filters 87% 78% 82% ‒ Focused on accretive margins 71% ‒ ROIC > Cost of Capital within 1-2 years 60% ‒ EPS accretive in first full year 46% Capex o Continued critical investments to drive efficiencies and capacities where necessary 2014 2015 2016 2017 2018 2019 Q1'20 Dividends Acquisitions Capex Dividends Stock Buybacks o Latest dividend declared for Q2’20 on 5/14/20 Stock Buybacks o Paused out of abundance of caution due to COVID-19 Investor Presentation 30

KEY INVESTMENT HIGHLIGHTS Driving operational efficiencies with manufacturing flexibility across 01 all four end markets Strong leadership team with proven ability to manage through challenging 02 economic conditions 03 Uniquely positioned to benefit from continued shift toward outdoor activities Prudent cost management while remaining well-positioned for strategic 04 growth opportunities in a fragmented market 05 Strong balance sheet with ample liquidity and an enhanced capital structure Investor Presentation 31

APPENDIX Investor Presentation

END MARKET PRODUCT CATEGORIES RV PRODUCT CATEGORIES1 TOWABLE MOTORIZED Shipments: 88% Wholesale | 60% Retail Value Shipments: 12% Wholesale | 40% Retail Value Travel Trailer | ASP: $22,900 Fifth Wheel | ASP: $49,000 Class A | ASP: $212,800 Class B & C | ASP: $95,600 Total Retail Value of Shipments in 2018: $20B MARINE PRODUCT CATEGORIES2 Pontoon Ski & Wake Fiberglass Aluminum ASP: $39,200 | 28% of Market ASP: $104,300 | 5% of Market ASP: $75,500 | 36% of Market ASP: $22,700 | 31% of Market U.S. Expenditures On Boats, Engines and Accessories Totaled $42B in 2018 MANUFACTURED HOUSING PRODUCT CATEGORIES3 Single-Section Homes Multi-Section Homes ASP: $48,300 | 50% of Market ASP: $92,800 | 50% of Market 1 Source: RVIA 2018 Industry Profile (travel trailer ASP stat includes camping trailers and truck campers). 2 Source: NMMA 2018 Statistical Abstracts. 3 Source: MHI / IBTS. Investor Presentation 33

PATRICK PRODUCT LINES: RV EXTERIOR



Front & Rear Caps
Dash Panels
Bow Trusses
Exterior Speakers
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Motion Sensing Lights
Fender Skirts
Laminated Side Walls
LED Lighting
Paint & Paint Mask

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet
- Trim Panels
- Fuel Systems

RV Grills & Accessories



Investor Presentation

34

PATRICK INDUSTRIES, INC.

PATRICK PRODUCT LINES: RV INTERIOR



Closet & Passage Doors
Fiberglass Bath Fixtures & Shower Doors
Closet Hardware
Lighting
Microwaves
Backsplashes
Laminated Panels & Printed Vinyl
Electronics
Mattresses
Vanity/Wall Mirrors
Laminate & Ceramic Flooring
Furniture
Countertops
Cooktops
Drawer Fronts & Sides
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide Trim – Foam, Hardwood, Wrapped
Hardwood Accessories
Speakers

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, & Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Flooring Adhesive
- Instrument Panel
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Trim Products

Investor Presentation 35

PATRICK PRODUCT LINES: MARINE


Wire Harnesses
Electronics
Wire Screens
Aluminum Fuel & Holding Tanks
Ladder
Helms
Dash Assemblies


Electronics
Boat Covers, Tops, Towers & Frames
Dash Assemblies
Wire Harnesses
Boat Hull Design & Tooling
Aluminum Fuel & Holding Tanks



Marine Growth:

- Wind Shields (Glass)
- Plastic Fuel & Holding Tanks
- Fuel System Related Components
- Plastic Seat Bases & Components
- Vinyls (Biminis, Covers)
- Fabricated & Extruded Aluminum
- Decking, Flooring, Carpet, Vinyls
- Gauges, Instrument Panels, Displays
- Lighting
- Steering & Throttle Controls
- Plastic Products: Boxes, Inlay Tables
- Canvas Products, Panels & Trim

Investor Presentation

36

PATRICK PRODUCT LINES: MANUFACTURED HOUSING



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Tile
Recessed Lighting
Countertops
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Under Cabinet Lighting
Cabinet Doors & Components
Microwaves

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Adhesives & Sealants
- Innovative Lighting
- Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)
- Fireplaces and Surrounds
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Solid Surface, Granite and Quartz Fab
- Flooring Adhesive
- Tables & Signs
- Roof Trusses
- Wardrobe Doors & Hardware Systems
- Closet Organizers & Shelving
- Air Handling Products
- Carpeting

Investor Presentation
37

PATRICK INDUSTRIES, INC.

8

NON-GAAP RECONCILIATIONS

Reconciliation of Cash Flow from Operations to Free Cash Flow

($ in millons)	2007	2015	2016	2017	2018	2019	LTM3/29/20
Cash Flow from Operations	$ 23	$ 67	$ 97	$ 100	$ 200	$ 192	$ 178
Less: Capital Expenditures	(3)	(8)	(15)	(22)	(34)	(28)	(26)
Free Cash Flow	$ 20	$ 59	$ 82	$ 77	$ 166	$ 165	$ 152

Reconciliation of Net Income to EBITDA

($ in millions)	2015	2016	2017	2018	2019
Net income	$ 42	$ 56	$ 86	$ 120	$ 90
Add:					
Depreciation & amortization	17	24	33	55	63
Interest expense, net	4	7	9	26	37
Income taxes	24	28	27	32	28
EBITDA	$ 87	$ 115	$ 155	$ 233	$ 217

Reconciliation of % Conversion (Cash Flow as % of EBITDA)

($ in millions)	2015	2016	2017	2018	2019
Cash Flow from Operations	$ 67	$ 97	$ 100	$ 200	$ 192
EBITDA	$ 87	$ 115	$ 155	$ 233	$ 217
% Conversion	77%	84%	64%	86%	89%

Reconciliation of Free Cash Flow Per Share

($ / #shares in millions except per share data)	2015	2016	2017	2018	2019	LTM3/29/20
Free Cash Flow	$ 59	$ 82	$ 77	$ 166	$ 165	$ 152
Divided by: Weighted Average Diluted Shares Outstanding	23.3	22.9	24.6	24.3	23.3	23.3
Free Cash Flow Per Share	$ 2.53	$ 3.57	$ 3.14	$ 6.81	$ 7.08	$ 6.54

Use of Non-GAAP Financial Information

Free Cash *Flow, Earnings before interest, taxes, depreciation and amortization ("EBITDA"), % Conversion,* and Free Cash Flow Per Share are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.

We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

Investor Presentation 38 PATRICK INDUSTRIES, INC.

NON-GAAP RECONCILIATIONS (CONTINUED) Reconciliation of Net Income to EBITDA to Adjusted EBITDA ($ in millons) 2007 2019 LTM 3/29/20 Net income (loss) $ (5.8) $ 89.6 $ 89.9 + Depreciation & amortization 6.4 62.8 64.4 + Interest expense, net 6.5 36.6 38.1 + Income taxes (credit) (2.8) 28.3 29.9 EBITDA 4.2 217.3 222.3 + Stock compensation expense 1.5 15.4 15.8 + Acquisition proforma, transaction-related expenses & other (0.2) 17.3 18.1 Adjusted EBITDA $ 5.5 $ 250.0 $ 256.2 Reconciliation of Net Leverage* ($ millions) Total debt outstanding @ 3/29/20 $ 705.0 Less: term loan payment (1.2) Total debt outstanding @ 3/31/20 703.8 Less: cash on hand @ 3/31/20 (108.8) Net debt @ 3/31/20 $ 595.0 LTM Adjusted EBITDA $ 256.2 Net Debt to Adjusted EBITDA 2.32 X *As defined by credit agreement which includes debt balance and cash balance two days following quarter end Use of Non-GAAP Financial Information Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. Investor Presentation 39